EXHIBIT (24)


                            FIRST UNION CORPORATION


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to sign any and all amendments to such Annual Report.



             SIGNATURE                               CAPACITY                      DATE
-----------------------------------   -------------------------------------      --------
/s/  EDWARD E. CRUTCHFIELD            Chairman and Chief Executive            March 9, 1999
----------------------------------    Officer and Director
     EDWARD E. CRUTCHFIELD

/s/  ROBERT T. ATWOOD                 Executive Vice President and            March 9, 1999
----------------------------------    Chief Financial Officer
     ROBERT T. ATWOOD

/s/  JAMES H. HATCH                   Senior Vice President and Controller    March 9, 1999
----------------------------------    (Principal Accounting Officer)
     JAMES H. HATCH

/s/  EDWARD E. BARR                   Director                                March 9, 1999
----------------------------------
     EDWARD E. BARR

/s/  G. ALEX BERNHARDT, SR.           Director                                March 8, 1999
----------------------------------
     G. ALEX BERNHARDT, SR.

/s/  W. WALDO BRADLEY                 Director                                March 11, 1999
----------------------------------
     W. WALDO BRADLEY

/s/  ROBERT J. BROWN                  Director                                March 9, 1999
----------------------------------
     ROBERT J. BROWN

                                      Director
----------------------------------
     A. DANO DAVIS

/s/  NORWOOD H. DAVIS, JR.            Director                                March 15, 1999
----------------------------------
     NORWOOD H. DAVIS, JR.

/s/  R. STUART DICKSON                Director                                March 9, 1999
----------------------------------
     R. STUART DICKSON

                                      Director
----------------------------------
     B. F. DOLAN

/s/  RODDEY DOWD, SR.                 Director                                March 9, 1999
----------------------------------
     RODDEY DOWD, SR.


              SIGNATURE                 CAPACITY        DATE
------------------------------------   ----------       ----
/s/  JOHN R. GEORGIUS                  Director       March 9, 1999
----------------------------------
     JOHN R. GEORGIUS

/s/  ARTHUR M. GOLDBERG                Director       March 9, 1999
----------------------------------
     ARTHUR M. GOLDBERG

/s/  WILLIAM H. GOODWIN, JR.           Director       March 9, 1999
----------------------------------
     WILLIAM H. GOODWIN, JR.

/s/  FRANK M. HENRY                    Director       March 15, 1999
----------------------------------
     FRANK M. HENRY

/s/  ERNEST E. JONES                   Director       March 10, 1999
----------------------------------
     ERNEST E. JONES

                                       Director
----------------------------------
     TERRENCE A. LARSEN

/s/  HERBERT LOTMAN                    Director       March 9, 1999
----------------------------------
     HERBERT LOTMAN

                                       Director
----------------------------------
     RADFORD D. LOVETT

/s/  MACKEY J. MCDONALD                Director       March 9, 1999
----------------------------------
     MACKEY J. MCDONALD

/s/  MALCOLM S. MCDONALD               Director       March 11, 1999
----------------------------------
     MALCOLM S. MCDONALD

/s/  PATRICIA A. MCFATE                Director       March 12, 1999
----------------------------------
     PATRICIA A. MCFATE

/s/  JOSEPH NEUBAUER                   Director       March 15, 1999
----------------------------------
     JOSEPH NEUBAUER

/s/  RANDOLPH N. REYNOLDS              Director       March 9, 1999
----------------------------------
     RANDOLPH N. REYNOLDS

/s/  JAMES M. SEABROOK                 Director       March 9, 1999
----------------------------------
      JAMES M. SEABROOK

/s/  RUTH G. SHAW                      Director       March 9, 1999
----------------------------------
     RUTH G. SHAW

/s/  CHARLES M. SHELTON, SR.           Director       March 9, 1999
----------------------------------
     CHARLES M. SHELTON, SR.


             SIGNATURE                 CAPACITY         DATE
-----------------------------------   ----------        ----
/s/  LANTY L. SMITH                   Director     March 10, 1999
----------------------------------
     LANTY L. SMITH

